EXECUTION COPY

                           SECOND AMENDED AND RESTATED
                       CO-SALE AND FIRST REFUSAL AGREEMENT

      This SECOND AMENDED AND RESTATED Co-Sale and First Refusal Agreement (this "Agreement"), is made as of October 26, 2004, by and among Comverge, Inc., a Delaware corporation (the "Company"), each of the individuals and entities listed on Schedule A attached hereto (the "Investors") and each of the individuals and entities listed on Schedule B attached hereto (the "Common Stockholders" and, together with the Investors, the "Stockholders"). Capitalized terms not defined herein shall have the meanings given such terms in that certain Series B Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement").

                                 R E C I T A L S

      WHEREAS, the Company and certain of its stockholders are parties to that certain Amended and Restated Co-Sale and First Refusal Agreement dated as of September 12, 2003 (the "Prior Agreement");

      WHEREAS, the Company desires to sell shares of Series B Preferred Stock pursuant to the terms of the Purchase Agreement and the amendment and restatement of the Prior Agreement as set forth herein is a condition to the Initial Closing (as defined in the Purchase Agreement);

      WHEREAS, pursuant to Section 4.6 of the Prior Agreement, the Prior Agreement may be amended by a written instrument executed by the holders of a majority of the shares of Common Stock (determined on an as-converted basis) held by all the Investors under the Prior Agreement; and

      WHEREAS, the undersigned represent a majority of the shares of Common Stock (determined on an as-converted basis) held by all the Investors under the Prior Agreement and such stockholders desire to amend the Prior Agreement as set forth below, on behalf of themselves and the other Investors party to the Prior Agreement.

                                A G R E E M E N T

      NOW, THEREFORE, in consideration of the premises, and the mutual promises and agreements contained herein, the parties hereby agree as follows:

1.       RESTRICTIONS ON TRANSFERS

            1.1 General Prohibition on Transfers; Permitted Transfers

                  (a) Except as otherwise permitted hereby, no Stockholder shall directly or indirectly sell, assign, pledge or encumber or otherwise transfer to any person or entity (a "Transferee") any shares of capital stock of the Company the Stockholder now owns or may hereafter acquire (the "Stock") unless such Stockholder has complied with all of the terms of this Agreement. Any purported sale, assignment, pledge, encumbrance or other transfer in violation of any provision of this Agreement shall be void and ineffectual and shall not operate to transfer any interest or title to the purported Transferee. No transfer that is permitted under this Section 1 may be made by any Stockholder without (i) an opinion of counsel satisfactory to the Company that such transfer may be lawfully made without registration under the Act and all applicable state securities laws, or (ii) registration under such securities laws.


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                  (b) The restrictions  contained in this Agreement with respect to transfers by each Stockholder of shares of Stock shall not apply to: (i) any transfer of Stock by the Stockholder to any spouse, parents, siblings (by blood, marriage or adoption) or lineal descendants (by blood, marriage or adoption);
(ii) any transfer of Stock by the Stockholder to a trust, partnership, corporation, limited liability company or other similar entity for the benefit of the Stockholder or the Stockholder's spouse, parents, siblings or lineal
descendants;   (iii)  any  transfer  of  Stock  by  the  Stockholder,  upon  the
Stockholder's death, to the executors, administrators, testamentary trustees, legatees or beneficiaries of the Stockholder; (iv) any transfer of Stock by the Stockholder to any person who controls, is controlled by or is under common control with the Stockholder (within the meaning of the Securities Act of 1933, as amended) (an "Affiliate"); (v) any transfer to any (x) general or limited partner of a Stockholder that is a partnership or (y) member of a Stockholder that is a limited liability company or (vi) any transfer of stock by the Stockholder (A) pursuant to a merger or consolidation of the Company with or into another corporation or corporations, (B) pursuant to the liquidation, dissolution or winding up of the Company, (C) at, and pursuant to, a Qualified Public Offering as defined in the Company's then-current Certificate of Incorporation, or (D) in connection with a transaction in which stock of the Company having more than 50% of the voting power of all the then outstanding stock of the Company is transferred; provided, that in each of the cases referred to in clauses (i) through (v) above, each transferee, donee, heir or distributee shall, as a condition precedent to such transfer, become a party to this Agreement by executing an Adoption Agreement substantially in the form attached as Annex A and shall have all of the rights and obligations of the Stockholder hereunder; and provided further, that in each of the cases referred to in subclauses (A), (B) and (D) of clause (vi) above, the Company's stockholders of record as constituted immediately prior to such event will, immediately after such event, hold less than a majority of the voting power of the surviving or acquiring entity. If a Stockholder intends to transfer any or all of its Stock under clauses (i) through (v) above, such Stockholder must provide notice of such transfer to the Company.

                  (c) Notwithstanding anything to the contrary contained in this Agreement, no Stockholder may transfer any securities to a person or entity primarily engaged in a line of business that is competitive with the Company, as determined in good faith by the Board of Directors, except in connection with any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which more than fifty percent (50%) of the Company's voting power is transferred.

                  (d) Notwithstanding any provision in this Agreement to the contrary, Data Systems & Software, Inc. ("DSSI") shall have the right to sell or otherwise transfer up to 480,000 shares (the "DSSI Exception Shares") of its Series A Preferred Stock in accordance with this Section 1.1(d). In the event DSSI desires to sell or otherwise transfer any of the DSSI Exception Shares, DSSI shall provide notice to the Company and the other Investors of the number of DSSI Exception Shares it desires to sell (the "DSSI Transfer Shares") and the price per share and any other terms of such proposed transfer. The Company and


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the  other  Investors  shall  have 15 days  following  receipt  of notice by the
Company and all Investors (other than DSSI) to purchase all, but not less than all, of the DSSI Transfer Shares at the price and on the terms set forth in the notice pertaining to such transfer. The Company and the Investors agree that the Company shall have the first right to purchase DSSI Transfer Shares and any DSSI Transfer Shares not elected to be purchased by the Company shall be allocated among the Investors (excluding DSSI) based on their pro-rata ownership of Preferred Stock (determined on an as-converted basis). In the event the Company and the Investors (excluding DSSI) do not collectively purchase all of the DSSI Transfer Shares, the Company and the Investors shall not have the right to purchase any DSSI Transfer Shares and DSSI shall be free, for a period of 60 calendar days to sell the DSSI Transfer Shares to any purchaser at a price equal to or greater than the sale price set forth in the notice relating to such DSSI Transfer Shares and upon terms no more favorable than those specified in such notice; provided, however, DSSI shall not transfer shares to any purchaser who is not an Investor unless such purchaser acquires at least 200,000 shares. Any transference of DSSI Exception Shares shall, as a condition precedent to such transfer, become a party to (i) this Agreement by executing an Adoption Agreement in the form attached as Annex A and (ii) each of the Investors' Rights Agreement and Voting Agreement in the manner provided by such agreements.

            1.2 Right of First Refusal

                  (a) Except as otherwise permitted in Section 1.1(b) or (d) of this Agreement or as required by Section 1.6 of this Agreement, transfers of shares of the Stock by each Stockholder shall not be permitted unless the Stockholder has complied with this Section 1.2. If the Stockholder intends to sell any of its shares of Stock (the "Proposed Seller"), it shall give written notice (the "Seller's Notice") to the Company and each of the Investors stating that the Proposed Seller intends to make such a sale or transfer, identifying the party who made the offer (the "Proposed Transferee"), specifying the number of shares of Stock proposed to be purchased or acquired pursuant to the offer (the "First Refusal Shares"), the nature of such sale or transfer, all material terms of the proposed sale, including the per share purchase price which the Proposed Transferee has offered to pay for the First Refusal Shares (the "Sale Price") and the name and address of each Proposed Transferee. A copy of the offer, if available, and a statement of the number of shares held by each of the Investors shall be attached to the Seller's Notice.

                  (b) (i) Upon receipt of the Seller's Notice, the Company shall have the irrevocable and exclusive option to purchase, upon delivery to the Proposed Seller within fifteen (15) days of its receipt of the Seller's Notice, all or any portion of the First Refusal Shares. The Company shall deliver a notice (the "Company Notice") to the Proposed Seller and each of the Investors of its election to purchase or not to purchase such First Refusal Shares within such fifteen (15) day period, together with payment to the Proposed Seller of the Sale Price therefor. To the extent that the Company does not elect to purchase all of the First Refusal Shares, each Investor shall have the irrevocable and exclusive option to purchase up to that number of the remaining First Refusal Shares at the Sale Price as equals the product of (A) the number of remaining First Refusal Shares multiplied by (B) a fraction, the numerator of which shall be the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock held by such Investor and any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Common Stock (collectively, the "Investor Shares") and the denominator of which shall be the number of Investor Shares owned by all of the Investors (the "Proportionate Share"). Within twenty (20) calendar days after delivery of the Company Notice, each Investor shall deliver to the Company and the Proposed Seller a written notice stating whether it elects to exercise its option under this Section 1.2(b) and the maximum number of shares (not to exceed all of such Investor's Proportionate Share) that it is willing to purchase, and such notice shall constitute an irrevocable commitment by such Investor to purchase such shares.


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            (ii)  If  an  Investor   does  not  elect  to   purchase   its  full
Proportionate Share, the Proposed Seller shall deliver another written notice to
the  Company  and  each   Investor   that  has  elected  to  purchase  its  full
Proportionate Share (a "Fully Exercising Investor") stating the number of unpurchased shares. Each Fully Exercising Investor shall be entitled, by delivering written notice to the Company and the Proposed Seller within five calendar days following such Investor's receipt of such notice, to purchase up to all of the remaining shares at the Sale Price. In the event of an oversubscription, the oversubscribed amount shall be allocated among such Fully Exercising Investors pro rata based on the number of Investor Shares owned by each of them. The delivery of the notice of election under this paragraph shall constitute an irrevocable commitment to purchase such shares.

            (iii) Each Investor shall be entitled to assign its rights pursuant to this Section 1.2 to any of its Affiliates.

            (iv) If any of the First Refusal Shares are not elected to be purchased pursuant to this Section 1.2, then, subject to Section 1.3 hereof, the Proposed Seller shall be free, for a period of sixty (60) calendar days from the date of the Seller's Notice, to sell the remaining First Refusal Shares to the Proposed Transferee, at a price equal to or greater than the Sale Price and upon terms no more favorable to the Proposed Transferee than those specified in the Notice. Any transfer of the remaining First Refusal Shares by the Proposed Seller after the end of such sixty (60) day period or any change in the terms of the sale as set forth in the Seller's Notice which are more favorable to the Proposed Transferee shall require a new notice of intent to transfer to be delivered to the Investors and shall give rise anew to the rights provided in this Section 1.2.

                  (c) If the Company and/or the Investors elect to purchase any or all of the First Refusal Shares mentioned in the Seller's Notice, the Company and/or such Investor(s) shall have the right to purchase the First Refusal Shares for cash consideration whether or not part or all of the consideration specified in the Seller's Notice is other than cash. If part or all of the consideration to be paid for the First Refusal Shares as stated in the Seller's Notice is other than cash, the price stated in such Seller's Notice shall be deemed to be the sum of the cash consideration, if any, specified in such Seller's Notice, plus the fair market value of the non-cash consideration. The fair market value of the non-cash consideration shall be determined by the Board of Directors of the Company (without the participation of any member who has any interest in the Proposed Transferee or the Proposed Seller), and its judgment as to the fair market value of such non-cash consideration shall be binding upon the Proposed Seller and the other Investors.


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            1.3 Right of  Co-Sale.  In the event  that all of the First  Refusal
Shares are not  purchased by the Company or the Investors as provided in Section
1.2 hereof, the Proposed Seller shall deliver a notice to each Investor (other than the Proposed Seller, if the Proposed Seller is an Investor) who did not
purchase  shares   pursuant  to  Section  1.2(b)  above  (a   "Non-Participating
Investor") informing it of the number of shares not elected to be purchased by the other Investors and the number of First Refusal Shares it still holds (the "Co-Sale Shares") and intends to sell to the Proposed Transferee. Each such Non-Participating Investor shall have the right, exercisable upon written notice to the Company and the Proposed Seller within five (5) calendar days after the giving of such notice by the Proposed Seller, to participate in the Proposed Seller's sale of Co-Sale Shares at the Sale Price and upon the terms specified in the Notice. The delivery of the notice of election under Section 1.3 shall constitute an irrevocable commitment by such Non-Participating Investor to sell the number of shares specified in such notice pursuant to this Section 1.3. To the extent one or more of the Non-Participating Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Stock which the Proposed Seller may sell to the Proposed Transferee shall be correspondingly reduced. The right of participation of each of the Non-Participating Investors shall be subject to the following terms and conditions:

                  (a) Each Non-Participating Investor may elect to sell all or any part of that number of shares of Common Stock of the Company held by such Non-Participating Investor equal to the product obtained by multiplying (i) the aggregate number of Co-Sale Shares by (ii) a fraction, the numerator of which is the number of Investor Shares at the time owned by such Non-Participating Investor and the denominator of which is the sum of the number of shares of Common Stock of the Company (assuming full conversion and exercise of all convertible and exercisable securities into Common Stock) at the time owned by the Proposed Seller and the number of Investor Shares owned by all of the Non-Participating Investors (the "Co-Sale Proportionate Share").

                  (b) If a Non-Participating Investor does not elect to sell his full Co-Sale Proportionate Share, the Proposed Seller shall deliver another written notice to the Company and each Non-Participating Investor who has elected to sell its full Co-Sale Proportionate Share (a "Fully-Exercising Co-Sale Investor") stating the number of unsold shares. Each Fully-Exercising Co-Sale Investor shall be entitled, by delivering written notice to the Company and the Proposed Seller within five calendar days following such notice, to sell up to all of the shares not sold by the Non-Participating Investors above and beyond its Co-Sale Proportionate Share. Such election shall constitute an irrevocable commitment by such Fully-Exercising Co-Sale Investor to sell the number of shares specified in such notice pursuant to this Section 1.3. In the event the number of shares requested to be sold by all Fully-Exercising Co-Sale Investors exceeds the aggregate Co-Sale Shares available for sale by all of the Fully-Exercising Co-Sale Investors, the remaining shares to be sold shall be allocated pro rata among such Fully-Exercising Co-Sale Investors (including the Proposed Seller) based on the number of Investor Shares owned by each.


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                  (c) Each of the exercising  Non-Participating  Investors shall effectuate the sale by promptly delivering to the Proposed Seller for transfer to the Proposed Transferee one or more certificates, properly endorsed for transfer (or accompanied by duly executed stock powers), which represent the number of shares of Common Stock which the Non-Participating Investor elects to sell.

                  (d) The stock certificates which the exercising Non-Participating Investors deliver to the Proposed Seller shall be transferred by the Proposed Seller to the Proposed Transferee in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Seller's Notice, and the Proposed Seller shall promptly thereafter remit to each exercising Non-Participating Investor that portion of the sale proceeds to which the exercising Non-Participating Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from any Non-Participating Investor exercising its rights of co-sale hereunder, the Proposed Seller shall not sell to such prospective purchaser or purchasers any Stock unless and until, simultaneously with such sale, the Proposed Seller shall purchase such shares or other securities from such Non-Participating Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Seller's Notice.

            1.4 Additional Transactions. The exercise or non-exercise of the rights of an Investor hereunder to participate in one or more sales of Stock made by the Proposed Seller shall not adversely affect their rights to participate in subsequent sales by the Stockholder.

            1.5 Ownership. The Stockholders represent and warrant that each is the sole legal and beneficial owner of those shares of Stock such Stockholder currently holds subject to this Agreement and that no other person has any interest (other than community property interest) in such shares.

            1.6 Drag-Along Rights.

                  (a) Applicability. In the event the holders of a majority of the then outstanding Preferred Stock of the Company (the "Proposing Stockholders") approve a sale of the Company or a sale of all or substantially all of the Company's assets, in a bona fide transaction, whether by means of a merger, consolidation, sale of stock or assets or otherwise, in a single, simultaneous or related series of transactions (an "Approved Sale"), then the Stockholders (collectively, the "Remaining Holders") shall each consent to, vote for and raise no objections to the Approved Sale. If the proposed acquiror is an Affiliate of any stockholder of then-outstanding Preferred Stock, then this
Section 1.6(a) shall only apply to the Approved Sale if the Approved Sale is approved by the holders of a majority of the then-outstanding Preferred Stock held of record by holders that are not Affiliates of such proposed acquiror. If the Approved Sale will take the form of an asset sale, merger or consolidation, the Remaining Holders shall vote in favor of such transaction and shall waive any appraisal rights or dissenters' rights in connection with such transaction. If the Approved Sale is structured as a sale of the stock of the Company, each Remaining Holder shall agree to sell all capital stock in the Company then held by such Remaining Holder on the terms and conditions approved by the Proposing Stockholders. A Remaining Holder shall have no obligations under this Section
1.6 to the extent that the terms of the Approved Sale provide that such Remaining Holder would receive less than the amount that would be distributed to such Remaining Holder in the event that the proceeds were distributed in accordance with the Company's then-current Certificate of Incorporation. All capital stock transferred by the Remaining Holders pursuant to this Section 1.6 shall be sold at the same price and otherwise treated identically with the capital stock of the same class and series being sold by the Proposing Stockholders in all respects. The Remaining Holders shall each take such actions as may be reasonably required and otherwise cooperate in good faith with the Proposing Stockholders in connection with consummating the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary to (i) provide reasonable representations and warranties and other provisions and agreements relating to such Approved Sale and (ii) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale.


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                  (b) Notice of Sale. The Proposing  Stockholders shall give the
Remaining Holders at least ten (10) days prior written notice of any Approved Sale as to which the Proposing Stockholders intend to exercise their rights under this Section 1.6.

                  (c) Notwithstanding any other provision of this Agreement, no Stockholder or group of Stockholders (the "Offering Stockholders") shall be a party to any transaction or series of transactions that involves a transfer to any person, persons acting in concert or entity (a "Prospective Acquiror") of shares of the Company if such sale would result in the Prospective Acquiror, together with its Affiliates, holding 50% or more by voting power of all outstanding capital stock of the Company, unless the Prospective Acquiror offers to purchase all of the capital stock of the Company for the same consideration per share (with appropriate adjustment to reflect the conversion of convertible securities and the preference and priorities of any preferred stock) and upon the same terms and conditions for securities of the same type, class and series as are offered to the Offering Stockholder(s).

2.    LEGENDED CERTIFICATES

            2.1 Legend on the Stockholders' Stock. Each certificate representing shares of the Stock now or hereafter owned by each Stockholder or its permitted Transferees pursuant to clauses (i) through (v) of Section 1.1(b) shall be endorsed with the following legend:

"THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR IN ANY MANNER DISPOSED OF EXCEPT IN CONFORMITY WITH THE TERMS AND CONDITIONS OF A CO-SALE AND FIRST REFUSAL AGREEMENT AMONG THE HOLDER (OR THE PREDECESSOR IN INTEREST TO THE SHARES), THE CORPORATION AND
CERTAIN OTHER STOCKHOLDERS OF THE CORPORATION. ADDITIONALLY, THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN DRAG-ALONG PROVISIONS SET FORTH IN THE CO-SALE AND FIRST REFUSAL AGREEMENT. THE CORPORATION WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE. THE CORPORATION WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE CORPORATION UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT."


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            2.2 The legend  required  under  Section 2.1 hereof shall be removed upon termination of this Agreement in accordance with the provisions of Section 4.1.

3.    PROHIBITED TRANSFERS

            3.1 Grant. In the event that any Stockholder should sell any Stock in contravention of the participation rights of the Non-Participating Investors under Section 1.3 of this Agreement (a "Prohibited Transfer"), the Non-Participating Investors shall have the put option provided in Section 3.2.

            3.2 Put Option. In the event of a Prohibited Transfer, the Non-Participating Investors shall have the option to sell to the Proposed Seller a number of shares of Common Stock of the Company (either directly or through conversion and delivery of Series A Preferred Stock) equal to the number of shares that the Non-Participating Investors would have been entitled to sell had such Prohibited Transfer been effected in accordance with Section 1.3 hereof, on the following terms and conditions:

                  (a) The price per share at which the shares are to be sold to the Proposed Seller shall be equal to the price per share paid to the Proposed Seller by the third party purchaser or purchasers of the Proposed Seller's Stock. The Proposed Seller shall also reimburse the Non-Participating Investors exercising the put option for any and all fees and expenses, including reasonable out-of-pocket legal fees and expenses incurred pursuant to the exercise or attempted exercise of rights under this Section 3.

                  (b) The Non-Participating Investors shall deliver to the Proposed Seller, within thirty (30) days after they have received notice from the Proposed Seller or otherwise become aware of the Prohibited Transfer, the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer (or accompanied by duly executed stock powers).

                  (c) The Proposed Seller shall, upon receipt of the certificates for the repurchased shares, pay the aggregate purchase price therefor provided for in this Article 3, by delivery of consideration in the same form such Proposed Seller received for the Stock sold in the Prohibited Transfer and shall reimburse the Non-Participating Investors for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.

            3.3 Company Expenses. In the event of a Prohibited Transfer, the Proposed Seller in the Prohibited Transfer shall reimburse the Company for any and all fees and expenses, including reasonable out-of-pocket legal fees and expenses, incurred by the Company in connection with such Prohibited Transfer.

4.    GENERAL

            4.1 Termination. The rights and obligations of an Investor under this Agreement shall terminate at such time as that Investor shall no longer be the owner of at least 1,000 shares, or rights to acquire shares, (as appropriately adjusted for any stock splits, stock dividends, combinations and recapitalizations) of Common Stock (as determined on an as-converted basis). Unless sooner terminated with respect to a particular Investor in accordance with the preceding sentence, this Agreement shall terminate upon the occurrence of any of the following events:

                  (a) the liquidation, dissolution or indefinite cessation of the business operations of the Company, or the acquisition of the Company by another entity (or group of affiliated entities or entities operating as a group) by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) unless the Company's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity (except that the sale by the Company of shares of its capital stock to investors in bona fide financing transactions shall not be deemed to be an acquisition for this purpose);

                  (b) the consummation of a Qualified Public Offering (as defined in the Company's Certificate of Incorporation, as the same may be amended and restated from time to time); or

                  (c) upon the execution and delivery of a written agreement signed by the holders of at least 60% of the Preferred Stock, voting or acting together as a single class.

Notwithstanding this Section 4.1, Section 1.6 shall survive any termination of this Agreement pursuant to Section 4.1(a) until such transaction has closed and all proceeds of such transaction (including without limitation any earn-out or escrowed proceeds) have been fully distributed to all stockholders of the Company in accordance with the terms of such transaction.

            4.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the address for such party set forth beneath such party's name on Schedule A hereto (or at such other address for a party as shall be specified by like notice) and, in the case of the Company:

                                    Comverge, Inc.
                                    120 Eagle Rock Avenue
                                    East Hanover, NJ  07936
                                    Fax:  (973) 884-3501
                                    Attn: Chief Executive Officer

                                    with a copy to

                                    Andrews Kurth LLP
                                    111 Congress Ave., Suite 1700
                                    Austin, Texas 78701
                                    Fax:  (512) 320-9292
                                    Attn: Carmelo M. Gordian

Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices by facsimile shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

            4.3 Assignments and Transfers. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives; provided, however, and other than as set forth in Section 1.1(b) hereunder, the first refusal and co-sale rights hereunder may be assigned only by an Investor to a transferee or assignee of such Investor's shares of Preferred Stock of the Company who, after such assignment or transfer, holds such number of shares of Preferred Stock that is convertible into at least 250,000 shares of the Common Stock of the Company (subject to appropriate adjustments for stock splits, stock dividends, combinations and other recapitalizations) and who executes an Adoption Agreement in the form attached as Annex A. By their execution hereof or of an Adoption Agreement, each party hereto hereby appoints the Company as its attorney-in-fact for the sole purpose of executing Adoption Agreements with any subsequent permitted transferees.

            4.4 Optional Escrow. At the request of any Investor, an escrow shall be set up to effect the transfer of any certificates or funds hereunder. Costs of such escrow shall be borne by all of the parties participating therein based on the aggregate value of the shares held by them which are to be purchased or sold thereunder.

            4.5 Severability. In the event one or more of the provisions of this Agreement should for any reason be held to be invalid, illegal or unenforceable, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision had never been contained herein.

            4.6 Amendments and Waivers. Other than with respect to amendments to
Schedule A or Schedule B hereto, which may be amended by the Company to reflect additional Investors or Stockholders or their permitted transferees, any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by the holders of at least 60% of the shares of Common Stock (determined on an as-converted basis) held by all the Investors hereunder; provided, however, that any amendment or waiver that affects one Investor in a disproportionately adverse manner as compared to other Investors must be approved by the disproportionately affected Investor. Any waiver hereunder shall be effective only if evidenced by a written instrument executed by the holders of a majority of the shares of Common Stock held by all the
Investors (determined on an as-converted basis) or by the Stockholders (determined on an as-converted basis), as the case may be, whose rights are being waived.

            4.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles.

            4.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one and the same instrument.

            4.9 Remedies. The parties hereto shall have all remedies for breach of this Agreement available to them as provided by law or equity. Without limiting the generality of the foregoing, the parties agree that in addition to any other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief and that, in the event any action or proceeding is brought in equity or to enforce the same, no party will urge, as a defense, that there is an adequate remedy at law.

            4.10 Conflict with Other Rights of First Refusal. Certain of the Stockholders have entered into a stock purchase agreement with the Company, which agreement contains a right of first refusal provision in favor of the Company. The right of first refusal provision contained in this Agreement shall supersede and replace the right of first refusal provision contained in the Stockholder's stock purchase agreement; provided, however, that the other provisions contained in the Stockholder's stock purchase agreement shall remain in full force and effect and, provided further, that this Agreement is subject to, and shall in no manner limit the right that the Company may have to repurchase securities from any Stockholder pursuant to any stock restriction agreement or other agreement between the Company and the Stockholder.

            4.11 Aggregation of Stock. All shares of Common Stock owned or acquired by an Investor or its Affiliates (assuming full conversion and exercise of all convertible and exercisable securities into Common Stock) shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

            4.12  Entire  Agreement.   This  Agreement  constitutes  the  entire
agreement among the parties hereto with respect to the subject matter hereof.

                            [Signature Pages Follow]

      IN WITNESS WHEREOF, the parties have executed this Second Amended and Restated Co-Sale and First Refusal Agreement on the day and year indicated above.

                                       COMVERGE, INC.


                                       By:
                                          --------------------------------------
                                          Robert M. Chiste
                                          Chief Executive Officer


                        [Signature Page to Comverge, Inc.
        Second Amended and Restated Co-Sale and First Refusal Agreement]

                                       INVESTORS:

                                       DATA SYSTEMS & SOFTWARE INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       ENERTECH CAPITAL PARTNERS II L.P.

                                       By: ECP II Management L.P.,
                                           Its General Partner

                                       By: ECP II Management L.L.C.,
                                           Its General Partner


                                       By:
                                          --------------------------------------
                                          David F. Lincoln
                                          Managing Director

                                       ECP II INTERFUND L.P.

                                       By: ECP II Management L.L.C.,
                                           Its General Partner


                                       By:
                                          --------------------------------------
                                          David F. Lincoln
                                          Managing Director

                                       EASTON HUNT CAPITAL PARTNERS, L.P.
                                       By:  EHC GP, L.P.
                                       Its: General Partner
                                       By:  EHC, Inc.
                                       Its: General Partner


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                        [Signature Page to Comverge, Inc.
        Second Amended and Restated Co-Sale and First Refusal Agreement]

                                       E.ON VENTURE PARTNERS


                                       By:
                                          --------------------------------------
                                          Peter Bachsleitner
                                          Managing Director


                                       By:
                                          --------------------------------------
                                          Steffen Hasselwander
                                          Managing Director

                                       NTH POWER TECHNOLOGIES FUND II, L.P.,
                                       NTH POWER TECHNOLOGIES FUND II-A, L.P.

                                       BY: NTH POWER MANAGEMENT II, L.P.
                                           AND
                                           NTH POWER MANAGEMENT II-A, L.L.C.

                                       BY: NTH POWER L.L.C.
                                           THEIR MANAGEMENT AGENT


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       RIDGEWOOD COMVERGE, LLC


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       SHELL INTERNET VENTURES B.V.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       NORSK HYDRO TECHNOLOGY VENTURES AS


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                        [Signature Page to Comverge, Inc.
        Second Amended and Restated Co-Sale and First Refusal Agreement]

                                       ROCKPORT CAPITAL PARTNERS, L.P.

                                       By: RockPort Capital I, LLC,
                                           its General Partner


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title: Managing Member

                                       RP CO-INVESTMENT FUND I, L.P.

                                       By: RP Co-Investment Fund I GP, LLC,
                                           its General Partner


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title: Managing Member


                                       EMERSON VENTURES INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       -----------------------------------------
                                       Frank Magnotti


                                       -----------------------------------------
                                       Richard Preston


                                       -----------------------------------------
                                       John Rossi


                                       -----------------------------------------
                                       Robert M. Chiste


                        [Signature Page to Comverge, Inc.
        Second Amended and Restated Co-Sale and First Refusal Agreement]

                                       -----------------------------------------
                                       Joseph Esteves


                                       -----------------------------------------
                                       T. Wayne Wren


                        [Signature Page to Comverge, Inc.
        Second Amended and Restated Co-Sale and First Refusal Agreement]

                                       STOCKHOLDERS:

                                       DATA SYSTEMS & SOFTWARE INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       -----------------------------------------
                                       Robert M. Chiste


                                       -----------------------------------------
                                       T. Wayne Wren


                                       -----------------------------------------
                                       Joseph Esteves


                                       -----------------------------------------
                                       Frank Magnotti


                                       -----------------------------------------
                                       Coral Almog


                                       -----------------------------------------
                                       Dick Preston


                                       -----------------------------------------
                                       John Rossi


                        [Signature Page to Comverge, Inc.
        Second Amended and Restated Co-Sale and First Refusal Agreement]

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS

Data Systems & Software Inc.
200 RT 17
Mahwah, New Jersey  07430
Attention: George Morgenstern
Fax: (201) 529-8330


Easton Hunt Capital Partners, L.P.
641 Lexington Avenue, 21st Floor
New York, New York  10022
Attention: Richard Schneider
Fax: (212) 702-0952


EnerTech Capital Partners II L.P.
700 Building
435 Devon Park Drive
Wayne, Pennsylvania 19087-1990
Attention: David Lincoln
Fax: (610) 254-4188


ECP II Interfund L.P.
700 Building
435 Devon Park Drive
Wayne, Pennsylvania 19087-1990
Attention: David Lincoln
Fax: (610) 254-4188


E.ON Venture Partners
Kaistr. 20
40221 Dusseldorf
Germany
Attention: Ramin Mokhtari
Fax: +49 211 385 49611


Nth Power
50 California Street
San Francisco, California  94111
Attention: Tim Woodward
Fax: (415) 983-9984

Shell Internet Ventures B.V.
c/o Shell Centre, SIS SIW
London, SE1 7NA, UK
Attention: Alex Betts and
Michael Salmon
Fax: +44 207 7934 7797


Ridgewood Comverge, LLC
c/o Ridgewood Capital
947 Linwood Avenue
Ridgewood, NJ 07450
Attention: Robert L. Gold
Fax: (201) 214-2046


Norsk Hydro Technology Ventures AS
Kjorbov 16, Sandvika
N-0246 Oslo
Norway
Attention: Alex Tham
Fax:


Frank Magnotti
c/o Comverge, Inc.
23 Vreeland Road, Suite 160
Florham Park, NJ  07932
Fax: (973) 360-2220


Richard Preston
c/o Comverge, Inc.
23 Vreeland Road, Suite 160
Florham Park, NJ  07932
Fax: (973) 360-2220


John Rossi
c/o Comverge, Inc.
23 Vreeland Road, Suite 160
Florham Park, NJ  07932
Fax: (973) 360-2220


T. Wayne Wren
c/o Comverge, Inc.
23 Vreeland Road, Suite 160
Florham Park, NJ  07932
Fax: (973) 360-2220

Robert M. Chiste
c/o Comverge, Inc.
23 Vreeland Road, Suite 160
Florham Park, NJ  07932
Fax: (973) 360-2220


Joseph Esteves
3 River Road
Riverdale, NY 10463


Emerson Ventures Inc.
8000 W. Florissant Avenue
St. Louis, MO 63136
Attention: H. M. Smith
Fax:  (314) 553-3713


RockPort Capital Partners, L.P.
160 Federal Street, 18th Floor
Boston, MA  02110


RP Co-Investment Fund I, L.P.
160 Federal Street, 18th Floor
Boston, MA  02110

                                   SCHEDULE B

                         SCHEDULE OF COMMON STOCKHOLDERS

Name and Address of Stockholder
-------------------------------

Data Systems & Software Inc.




Robert M. Chiste




T. Wayne Wren




Joseph Esteves




Frank Magnotti




Coral Almog




Dick Preston




John Rossi

                               ADOPTION AGREEMENT

            THIS ADOPTION AGREEMENT (this "Adoption Agreement") is executed by the undersigned (the "Transferee") pursuant to the terms of that certain Second Amended and Restated Co-Sale and First Refusal Agreement dated as of October 25, 2004 (the "Agreement") by and among the Company and certain Stockholders and Investors. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

            1. Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the "Stock"), subject to the terms and conditions, and entitled to benefits, of the Agreement.

            2. Agreement. As partial consideration for such transfer, Transferee
(a) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms, and entitled to benefits, of the Agreement and (b) hereby adopts the Agreement with the same force and effect as if Transferee were originally a party thereto. Notwithstanding any other provision of this Adoption Agreement to the contrary, Transferee shall be deemed an Investor if the transferor of the Stock was an Investor or a Stockholder if the transferor of the Stock was a Stockholder.

            3. Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee's signature below.

            4. Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption to acknowledge its fairness and that it is in such spouse's best interests and to bind to the terms of the Agreement such spouse's community interest, if any, in the Stock.

EXECUTED AND DATED this ______ day of _________________, ____.

                                       TRANSFEREE:


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------
                                       Address:
                                                 -------------------------------
                                                 -------------------------------
                                                 -------------------------------
                                       Facsimile:
                                                 -------------------------------

                                       Spouse (if applicable):

                                       Name:
                                            ------------------------------------

ACKNOWLEDGED AND ACCEPTED:

COMVERGE, INC.


By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------